                   Semiannual Report
                                   REAL ESTATE
                                   FUND
                                   -------------
                                   JUNE 30, 2001
                                   -------------
   [LOGO]
T. ROWE PRICE

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Real Estate Fund

 .   While the overall market stumbled, the real estate sector delivered strong returns during the past six months.
 .   Your fund posted solid gains that were roughly in line with its peer group.
 .   The majority of our holdings contributed positively, and we continued to concentrate on higher-quality, higher-growth prospects.
 .   Although we are concerned about short-term economic weakness, we believe the sector is well positioned for an eventual economic recovery.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Signs of optimism began to reappear in the stock market during the second quarter, as the Fed acted aggressively to spur the economy through lower interest rates. Though most of the broad stock market indices showed losses for the first six months of the year, the trend was positive in the second quarter with most of these same indices making gains.

Throughout this period, our real estate universe has provided a relative haven, outperforming these broader indices in both quarters, and pro- viding positive returns for the six-month period. While the S&P 500 index declined 6.7%, the real estate sector increased more than 9%. Given this environment, your fund registered strong returns for both the six months and the year.

The Real Estate Fund posted a solid 7.54% gain for the six months ended June 30, 2001, performing in line with its peers as measured by the Lipper Real Estate Funds Average, but like its competitors lagging its passive benchmark, the Wilshire Real Estate Securities Index. For the 12 months, the fund's strong 22.07% gain was ahead of its average competitor but trailed the index. We will discuss the differences in performance in further detail later in this letter. More importantly, we believe the admirable performance of the real estate sector during these tumultuous times continued to validate our belief in the benefits of asset diversification.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 6/30/01                                   6 Months       12 Months
--------------------------------------------------------------------------------
Real Estate Fund                                           7.54%          22.07%
Wilshire Real Estate Securities Index                      9.81           24.60
Lipper Real Estate Funds Average                           7.73           20.46

DIVIDEND DISTRIBUTION

On June 26, 2001, your Board of Directors declared a second-quarter dividend of $0.13, bringing the mid-year total to $0.19. This distribution was paid on June 28 to shareholders of record June 26.

MARKET ENVIRONMENT AND STRATEGY

REAL ESTATE AND THE ECONOMY CANNOT BECOME PERMANENTLY DISCONNECTED, BUT THE INDUSTRY IS WELL POSITIONED TO WEATHER SHORT-TERM ECONOMIC SOFTNESS.

Volatility continued to affect the capital markets, reflecting the weakness of both the economy and the projected earnings of S&P 500 companies. Full-year S&P earnings will almost certainly decline this year, while earnings of real estate investment trusts (REITs) are generally expected to increase. This reflects the contractual nature of REITs' lease obligations and their earnings streams. Real estate and the economy cannot become permanently disconnected, but the industry is well positioned to weather short-term economic softness. Investors recognized this trend and were also attracted to the appealing dividend yields that real estate investments offered.

Against this backdrop, our sector continued to outpace the broader market. The fund's strong showing versus the S&P 500 over the past year highlights the potential benefits of asset diversification and our belief that real estate can be a component of that diversification. Recently, Ibbotson Associates, a highly regarded independent research organization, released a study showing that the inclusion of REITs in a diversified portfolio of stocks, bonds, and money market securities could increase the portfolio's returns or reduce its risk. The study was based on the 1972-2000 performance of the S&P 500, 20-year government bonds, 30-day Treasury bills, and the NAREIT (National Association of Real Estate Investment Trusts) Equity Index.

While we were encouraged by the fund's positive returns, we were not pleased to lose ground to the passive index. However, we continue to believe in and adhere to our investment strategy, which has served us well and allowed us to outperform this same benchmark each calendar year since the fund's inception. As we discussed previously, we are mostly attracted to companies that we perceive offer the best prospects for long-term growth. Our criteria include some combination of strong management, assets, balance sheets, and markets. We expect such holdings to succeed on a risk-adjusted basis through a combination of current income and capital appreciation.

The recent performance difference between your fund and the Wilshire index is largely the result of investors' rotation into "high-yield" or lower-growth stocks. Indeed, a study by Goldman Sachs showed that the top third of the highest-yielding stocks appreciated over 35% year-to-date. Many of these high-yield stocks got that way because of inferior past performance and poorer future growth prospects. These are situations that we have generally avoided and will continue to avoid. We view the recent performance differential as transient in nature. In our opinion, the valuation gap between differing quality levels has narrowed to a point where it pays to favor increased quality. In the long run, the true "value creators" should outperform.

PORTFOLIO REVIEW

Positive contributions to fund performance were once again wide-spread, with the majority of our holdings increasing in total return over the last six months. Retail was the strongest sector, providing three of the top four contributors. Returns were led by our sizable position in Simon Property Group, the largest regional mall REIT in North America, along with CBL & Associates Properties, and JP Realty.

The top nonretail contributor was Spieker Properties, which owns substantial and often dominant office holdings in several West Coast markets, including Silicon Valley. Although there has certainly been turmoil in some of these markets due to the problems in technology industries, the quality and perseverance of the Spieker portfolio is widely acknowledged. Our largest holding, Equity Office Properties, also recognized this quality and reached an agreement to merge Spieker's portfolio into its own. While we were paid a fair price for this transaction, we were somewhat saddened to lose the opportunity to continue to invest alongside the excellent management team at Spieker. However, we expect to continue to reap rewards from this portfolio by virtue of its inclusion in our Equity Office Properties holding. Because of this deal, our Equity Office position has increased, but we remain comfortable with this management team and its public office portfolio, which is now by far the country's largest and most diverse.

Investors who have owned our fund for some time may be surprised to see the return of Trizec Hahn to our portfolio. As we discussed in our last report, we had eliminated our position when earnings began to disappoint and its management lost focus on its core office portfolio and began to look toward riskier technology-oriented investments. Despite the quality of its office portfolio at that time, overall value was not being enhanced, and the stock of Trizec Hahn faltered. After we eliminated our holding, the company acknowledged its mistakes and appeared to regain focus. Trizec Hahn has since hired a new CEO and CFO, met recent earnings expectations, announced a sizable share repurchase program, and committed to a renewed focus on the U.S. office assets that previously appealed to us.

------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                                          Percent of Net Assets
                                                       12/31/00         6/30/01
--------------------------------------------------------------------------------
Office                                                    17.6%           19.3%
Apartment/Residential                                     18.7            17.7
Office and Industrial                                     13.7            11.8
Shopping Center                                            8.0            10.5
Diversified                                               10.0             9.3
Industrial                                                 9.0             9.1
Regional Mall                                              4.9             7.8
Lodging and Leisure                                        8.0             5.8
Manufactured Housing                                       2.4             3.0
Reserves                                                   4.0             2.2
Other Real Estate                                          2.0             1.8
Self-Storage                                               1.5             1.7
Services                                                   0.2             0.0
--------------------------------------------------------------------------------
Total                                                      100%            100%

Distractions from core operations can often lead to underperformance, and this has been the cause of recent weak stock performance by Reckson Associates Realty. We still find value in Reckson's assets and approve of its management's value-added approach, but we are disappointed by the management team's pursuit of some peripheral endeavors. Fortunately, we believe that management has regained an appreciation for focus and is earnestly working toward a return to the formula that has served this company so well in the past. We continue to monitor this situation for progress.

The economic slowdown resulted in some minor changes in the portfolio's industry diversification. First, we slightly decreased our exposure to the lodging sector. Since hotel rooms are "rented" on a nightly basis and also subject to discretionary business travel, we felt that the fundamentals would soften more quickly during a slowdown than other sectors. Conversely, we thought that the stability of grocery-anchored shopping centers would offer greater resilience, and thus we increased our exposure to this area.

OUTLOOK

We expect earnings and dividend growth from our real estate companies to continue through the remainder of this year. As mentioned earlier, the contractual nature of leases can provide earnings continuity even during a short-term weakening in the economy. However, we await signs of an economic recovery, because the real estate sector would not remain immune to a protracted downturn. Fortunately, the Fed appears ready to continue its aggressive policy of lowering interest rates to stimulate the economy, and many real estate companies are benefiting from these lower rates. Both supply and demand are important in the real estate industry. While we remain cautious about near-term demand because of the slower economy, we are comfortable with longer-term supply, which is more critical to our sector's long-term health. With a recovery in the economy, the foundation would be in place for continued rewards from real estate investing.

Respectfully submitted,

/s/ David M. Lee

David M. Lee
Chairman of the fund's Investment Advisory Committee

July 21, 2001

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

5
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T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS

                                                                     Percent of
                                                                     Net Assets
                                                                        6/30/01
--------------------------------------------------------------------------------
Equity Office Properties                                                   6.8%
Equity Residential Properties Trust                                        4.6
Simon Property Group                                                       4.1
Reckson Associates Realty                                                  3.5
Vornado Realty Trust                                                       3.4
--------------------------------------------------------------------------------
Boston Properties                                                          3.4
AMB Property                                                               3.3
ProLogis Trust                                                             3.0
Arden Realty                                                               2.9
Camden Property Trust                                                      2.9
--------------------------------------------------------------------------------
Kilroy Realty                                                              2.9
Spieker Properties                                                         2.7
Duke-Weeks Realty                                                          2.7
SL Green Realty                                                            2.6
Weingarten Realty Investors                                                2.5
--------------------------------------------------------------------------------
Cousins Properties                                                         2.4
Starwood Hotels & Resorts Worldwide                                        2.4
Avalonbay Communities                                                      2.4
Regency Centers                                                            2.3
Kimco Realty                                                               2.2
--------------------------------------------------------------------------------
Crescent Real Estate Equities                                              2.2
CBL & Associates Properties                                                2.2
Archstone Communities Trust                                                2.1
Apartment Investment & Management                                          2.1
LaSalle Hotel Properties                                                   2.0
--------------------------------------------------------------------------------
Total                                                                     73.6%

Note: Table excludes reserves.

T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/01

Ten Largest Purchases                  Ten Largest Sales
--------------------------------------------------------------------------------
Regency Centers *                      Starwood Hotels & Resorts Worldwide
General Growth Properties *            Spieker Properties
Avalonbay Communities                  Security Capital Group **
Trizec Hahn *                          Post Properties
Weingarten Realty Investors            Cousins Properties
Equity Residential Properties Trust    Apartment Investment & Management
Mack-Cali Realty                       MeriStar Hospitality **
Spieker Properties                     Gables Residential Trust
Apartment Investment & Management      Kimco Realty
AMB Property                           Marriott **

 * Position added
** Position eliminated

7
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T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                                    [CHART]

REAL ESTATE FUND
--------------------------------------------------------------------------------
As of 6/30/01

                  Wilshire Real          Lipper Real Estate
             Estate Securities Index        Funds Average       Real Estate Fund
10/31/97             10,000                     10,000               10,000
12/31/97             10,428                     10,370               10,782
 6/30/98              9,875                      9,850               10,561
12/31/98              8,611                      8,690                9,180
 6/30/99              9,195                      9,288                9,854
12/31/99              8,337                      8,441                9,067
 6/30/00              9,605                      9,444               10,538
12/31/00             10,899                     10,537               11,961
 6/30/01             11,968                     11,263               12,863

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                           Since     Inception
Periods Ended 6/30/01           1 Year     3 Years     Inception          Date
--------------------------------------------------------------------------------
Real Estate Fund                22.07%       6.80%         7.11%      10/31/97

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------
Unaudited

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                   6 Months          Year                               10/31/97
                                                      Ended         Ended                                Through
                                                    6/30/01      12/31/00     12/31/99     12/31/98     12/31/97
NET ASSET VALUE
Beginning of period                               $   10.19     $    8.11    $    8.68    $   10.69    $   10.00
Investment activities
   Net investment income (loss)                        0.23*         0.38*        0.37*        0.38*        0.08*
   Net realized and unrealized
   gain (loss)                                         0.53          2.16        (0.49)       (1.97)        0.70
   Total from investment activities                    0.76          2.54        (0.12)       (1.59)        0.78
Distributions
   Net investment income                              (0.19)        (0.38)       (0.37)       (0.40)       (0.09)
   Tax return of capital                                 --         (0.09)       (0.08)       (0.04)          --
   Total distributions                                (0.19)        (0.47)       (0.45)       (0.44)       (0.09)

Redemption fees
added to paid-in-capital                                 --          0.01           --         0.02           --
NET ASSET VALUE
End of period                                     $   10.76     $   10.19    $    8.11    $    8.68    $   10.69
                                                  --------------------------------------------------------------

Ratios/Supplemental Data
Total return/X/                                        7.54%*       31.92%*      (1.23)%*    (14.86)%*      7.82%*
Ratio of total expenses to
average net assets                                     1.00%*+       1.00%*       1.00%*       1.00%*       1.00%*+
Ratio of net investment
income (loss) to average
net assets                                             4.67%*+       4.61%*       4.22%*       4.07%*       6.07%*+
Portfolio turnover rate                                38.9%+        19.0%        26.9%        56.8%         8.4%+
Net assets, end of period
(in thousands)                                    $  55,235     $  53,703    $  24,725    $  27,599    $   7,259

/X/ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
* Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 12/31/01.
+    Annualized

The accompanying notes are an integral part of these financial statements.

9
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T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001

STATEMENT OF NET ASSETS                                 Shares           Value
--------------------------------------------------------------------------------
                                                                  In thousands
COMMON STOCKS 97.8%

REAL ESTATE 97.8%
Apartment/Residential 17.7%
Apartment Investment & Management, REIT                 24,000  $        1,157
Archstone Communities Trust, REIT                       45,000           1,160
Avalonbay Communities, REIT                             28,000           1,309
Camden Property Trust, REIT                             44,000           1,615
Equity Residential Properties Trust, REIT               45,000           2,544
Gables Residential Trust, REIT                          21,500             644
Post Properties, REIT                                   15,000             568
Smith Charles Residential Realty                        16,000             802
                                                                --------------
                                                                         9,799
Diversified 9.3%                                                --------------
Cousins Properties, REIT                                50,000           1,342
Crescent Real Estate Equities, REIT                     50,000           1,229
Trizec Hahn                                             37,000             673
Vornado Realty Trust, REIT                              48,000           1,874
                                                                --------------
                                                                         5,118
Industrial 9.1%                                                 --------------
AMB Property, REIT                                      71,000           1,829
Centerpoint Properties Trust                            15,000             753
EastGroup Properties, REIT                              36,000             814
ProLogis Trust, REIT                                    72,500           1,647
                                                                --------------
                                                                         5,043
Lodging & Leisure 5.8%                                          --------------
Innkeepers USA, REIT                                    65,000             779
Lasalle Hotel Properties                                62,000           1,105
Starwood Hotels & Resorts Worldwide, REIT               36,000           1,342
                                                                --------------
                                                                         3,226
Manufactured Housing 3.0%                                       --------------
Manufactured Home Communities, REIT                     28,500             801
Sun Communities, REIT                                   25,000             884
                                                                --------------
                                                                         1,685
                                                                --------------
Office 19.3%
Arden Realty, REIT                                      61,000           1,629
Boston Properties, REIT                                 45,500           1,861

10
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T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

                                                        Shares           Value
--------------------------------------------------------------------------------
                                                                  In thousands

CarrAmerica Realty, REIT                                28,000  $          854
Equity Office Properties, REIT                         119,000           3,764
Mack-Cali Realty, REIT                                  38,000           1,082
SL Green Realty, REIT                                   48,000           1,455
                                                                --------------
                                                                        10,645
Office & Industrial 11.8%                                       --------------
Duke-Weeks Realty, REIT                                 60,000           1,491
Kilroy Realty, REIT                                     55,000           1,601
Reckson Associates Realty, REIT                         83,500           1,920
Spieker Properties, REIT                                25,000           1,499
                                                                --------------
                                                                         6,511
                                                                --------------
Other Real Estate 1.8%
Catellus Development *                                  56,000             977
                                                                --------------
                                                                           977
                                                                --------------
Regional Mall 7.8%
CBL & Associates Properties, REIT                       39,000           1,197
General Growth Properties, REIT                         22,000             866
Simon Property Group, REIT                              75,000           2,247
                                                                --------------
                                                                         4,310
                                                                --------------
Self Storage 1.7%
Public Storage, REIT                                    31,000             919
                                                                --------------
                                                                           919
                                                                --------------
Shopping Center 10.5%
Federal Realty Investment Trust, REIT                   50,000           1,037
JP Realty, REIT                                         35,000             857
Kimco Realty, REIT                                      26,000           1,231
Regency Centers, REIT                                   49,000           1,245
Weingarten Realty Investors, REIT                       32,000           1,403
                                                                --------------
                                                                         5,773
                                                                --------------
Total Real Estate                                                       54,006
                                                                --------------
Total Common Stocks (Cost $48,547)                                      54,006
                                                                --------------

SHORT-TERM INVESTMENTS 2.1%

Money Market Funds 2.1%
T. Rowe Price Reserve Investment Fund, 4.34% #       1,180,129           1,180
                                                                --------------
Total Short-Term Investments (Cost $1,180)                               1,180
                                                                --------------

11
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T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

                                                                         Value
--------------------------------------------------------------------------------
                                                                  In thousands
Total Investments in Securities
99.9% of Net Assets (Cost $49,727)                                  $   55,186

Other Assets Less Liabilities                                               49
                                                                    ----------
NET ASSETS                                                          $   55,235
                                                                    ----------
Net Assets Consist of:
Accumulated net investment income - net of distributions            $      225
Accumulated net realized gain/loss - net of distributions               (2,676)
Net unrealized gain (loss)                                               5,459
Paid-in-capital applicable to 5,134,957 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized        52,227

                                                                    ----------
NET ASSETS                                                          $   55,235
                                                                    ----------
NET ASSET VALUE PER SHARE                                           $    10.76
                                                                    ----------
   #   Seven-day yield
   *   Non-income producing
REIT   Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

12
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T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------
Unaudited

------------------------
STATEMENT OF  OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                      6 Months
                                                                         Ended
                                                                       6/30/01
Investment Income (Loss)
Income
   Dividend                                                     $        1,408
   Interest                                                                 29
                                                                --------------
   Total income                                                          1,437
                                                                --------------
Expenses
   Investment management                                                    86
   Shareholder servicing                                                    81
   Custody and accounting                                                   43
   Registration                                                             20
   Prospectus and shareholder reports                                        9
   Legal and audit                                                           8
   Directors                                                                 4
   Miscellaneous                                                             2
                                                                --------------
   Total expenses                                                          253
                                                                --------------
Net investment income (loss)                                             1,184
                                                                --------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                   1,014
Change in net unrealized gain or loss on securities                      1,520
                                                                --------------
Net realized and unrealized gain (loss)                                  2,534
                                                                --------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $        3,718
                                                                --------------

The accompanying notes are an integral part of these financial statements.

13
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T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                        6 Months           Year
                                                           Ended          Ended
                                                         6/30/01       12/31/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                          $  1,184       $  1,740
  Net realized gain (loss)                                 1,014           (253)
  Change in net unrealized gain or loss                    1,520          8,394
                                                        -----------------------
  Increase (decrease) in net assets from operations        3,718          9,881
                                                        -----------------------

Distributions to shareholders
  Net investment income                                     (959)        (1,740)
  Tax return of capital                                       --           (389)
                                                        -----------------------
  Decrease in net assets from distributions                 (959)        (2,129)
                                                        -----------------------
Capital share transactions *
  Shares sold                                             11,132         36,351
  Distributions reinvested                                   889          1,986
  Shares redeemed                                        (13,270)       (17,159)
  Redemption fees received                                    22             48
                                                        -----------------------
  Increase (decrease) in net assets from capital
  share transactions                                      (1,227)        21,226
                                                        -----------------------

Net Assets
Increase (decrease) during period                          1,532         28,978
Beginning of period                                       53,703         24,725
                                                        -----------------------
End of period                                           $ 55,235       $ 53,703
                                                        -----------------------

*Share information
  Shares sold                                              1,102          3,864
  Distributions reinvested                                    86            206
  Shares redeemed                                         (1,326)        (1,846)
                                                        -----------------------
  Increase (decrease) in shares outstanding                 (138)         2,224

The accompanying notes are an integral part of these financial statements.

14
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T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Real Estate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1997. The fund seeks to provide long-term growth through a combination of capital appreciation and current income.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Redemption Fees The fund assesses a 1% fee on redemptions of fund shares held less than six months. Such fees are retained by the fund, and have the primary effect of increasing paid-in-capital.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.

15
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T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $9,814,000 and $9,901,000, respectively, for the six months ended June 30, 2001.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to con-tinue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 2000, the fund had $3,690,000 of capital loss carryforwards, $224,000 of which expires in 2006, $3,199,000 in 2007, and $267,000 in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $49,727,000. Net unrealized gain aggregated $5,459,000 at period end, of which $5,699,000 related to appreciated investments and $240,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $12,000 was payable at June 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

T. ROWE PRICE REAL ESTATE FUND
--------------------------------------------------------------------------------

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage, and extraordinary expenses, through December 31, 2001, which would cause the fund's ratio of expenses to average net assets to exceed 1.00%. Thereafter, through December 31, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.00%. Pursuant to this agreement, $71,000 of management fees were not accrued by the fund for the six months ended June 30, 2001. At June 30, 2001, unaccrued fees and other expenses in the amount of $488,000 remain subject to reimbursement by the fund through December 31, 2001, and $215,000 through December 31, 2003.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $103,000 for the six months ended June 30, 2001, of which $19,000 was payable at period-end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $29,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132  Available Monday through Friday from
7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking  Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, Diversifying Overseas:
A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

 * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
   Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money

INTERNATIONAL/GLOBAL
FUNDS

Stock

Emerging Europe &
   Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITIES

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
   Portfolio
Prime Reserve Portfolio

Money Funds (cont.)

Summit Municipal
   Money Market
Tax-Exempt Money

*    Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.
Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states.

The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by T. Rowe Price (T. Rowe Price International for the International Stock Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------

ADVISORY SERVICES, RETIREMENT RESOURCES

T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

ADVISORY SERVICES*

T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

Investment CheckupSM offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT INFORMATION

Planning and Informational Guides      Insights Reports

Minimum Required Distributions Guide   The Challenge of Preparing for Retirement
Retirement Planning Kit                Financial Planning After Retirement
Retirement Readiness Guide             The Roth IRA: A Review
Tax Considerations for Investors

*These are services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are fees associated with these services.

T. ROWE PRICE INSIGHTS REPORTS
--------------------------------------------------------------------------------

THE FUNDAMENTALS OF INVESTING

Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

INSIGHTS REPORTS

General Information

 The ABCs of Giving
 Back to Basics: The ABCs of Investing
 The Challenge of Preparing for
   Retirement
 Financial Planning After Retirement
 Getting Started: Investing With Mutual
   Funds
 The Roth IRA: A Review
 Tax Information for Mutual Fund
   Investors

Investment Strategies

 Conservative Stock Investing
 Dollar Cost Averaging
 Equity Index Investing
 Growth Stock Investing
 Investing for Higher Yield
 Managing Risk Through Diversification
 The Power of Compounding
 Value Investing

Types of Securities

 The Basics of International Stock
   Investing
 The Basics of Tax-Free Investing
 The Fundamentals of Fixed-Income
   Investing
 Global Bond Investing
Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal
   Bonds
Investing in Industry-Focused Stock
   Funds
Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology
   Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds

Brokerage Insights

Combining Individual Securities With
   Mutual Funds
Getting Started: An Introduction to
   Individual Securities
What You Should Know About Bonds
What You Should Know About Margin
   and Short-Selling
What You Should Know About Options
What You Should Know About Stocks

For fund and account information or to conduct transactions, 24 hours, 7 days a week By touch-tone telephone Tele*Access(R) 1-800-638-2587 By Account Access on the Internet www.troweprice.com/access

For assistance with your existing fund account, call: Shareholder Service Center 1-800-225-5132

To open a brokerage account or obtain information, call: 1-800-638-5660

For the hearing impaired, call: 1-800-367-0763

Internet address: www.troweprice.com

Plan Account Lines for retirement plan participants: The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds cov-ered in this report.

Investor Centers: For directions, call 1-800-225-5132 or visit our Web site at www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

Invest With Confidence
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T. Rowe Price
T. Rowe Price Investment Services, Inc., Distributor.